                    United
                    Asset Strategy
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the period ended September 30, 1995

FUND MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1995


Dear Shareholder:

This report relates to the operation of the United Asset Strategy Fund for the period ended September 30, 1995. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period. The public offering of shares of the Fund began on March 9, 1995; performance data will reflect activity of the Fund for less than a full year.

Since the beginning of the Fund's activity, long-term interest rates have declined substantially. The decline in interest rates was accompanied by slow economic growth and low inflation. Legislative proposals to reduce the federal budget deficit have received wide publicity and have met with positive reaction from the financial markets.

We have chosen to pursue a strategy of purchasing stocks that we believe carry limited risk of depreciating in value. We have complemented our equity portfolio with a mixture of debt securities of varying maturities as we continue to build a diversified portfolio during the Fund's start-up period.

The strategies and techniques we applied resulted in the direction of the Fund's overall performance, and the performance of its holdings in the various categories of securities in which the Fund invests, remaining fairly consistent with that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit), the bond market (the Lehman Brothers Aggregate Bond Index) and the universe of portfolios with similar investment objectives (the Lipper Flexible Portfolio Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments.

We anticipate that inflation will remain low and that the U.S. economy will grow at a modest rate in the year ahead. We expect to continue to pursue the same strategies we have recently employed, as we seek to produce solid returns in the long term. We intend to enhance the equity structure of the Fund by investing in stocks we perceive to offer excellent growth potential, including undervalued stocks and those in the telecommunications and capital goods sectors. We also plan to continue our strategy of investing in a mixture of short-term and long-term bonds.

Thank you for your continued confidence.

Respectfully,
James D. Wineland
Manager, United Asset Strategy Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       UNITED ASSET STRATEGY FUND, INC.,
                              THE S&P'S 500 INDEX,
                   THE LEHMAN BROTHERS AGGREGATE BOND INDEX,
   THE SALOMON BROTHERS SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT,
               AND THE LIPPER FLEXIBLE PORTFOLIO UNIVERSE AVERAGE



Average Annual Total Return*
  For the period
  ended 9/30/95**
     3.31%
                                             Salomon
                                            Brothers
                      United        LehmanShort-Term    Lipper
                      Asset       Brothers     Index  Flexible
                      StrategyS&PAggregatefor 1 monthPortfolio
                      Fund,  500      BondCertificatesUniverse
                      Inc. Index     Indexof Deposit   Average
                      ------------------------------------------------
      4/1/95   Purchase    9,425    10,000    10,000    10,000   10,000
     9/30/95          10,27111,825  10,818    10,301    11,321

     ++++      S&P's 500 Index  -- $11,825
     ----      Lipper Flexible Portfolio Universe Average -- $11,321
     ****      Lehman Brothers Aggregate Bond Index  --  $10,818
     *--*--    Salomon Brothers Short-Term Index for 1 Month Certificates of
Deposit  --  $10,301
     ====      United Asset Strategy Fund -- $10,271***

  Past performance is not predictive of future performance. Indexes are unmanaged.

 *Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 **4/1/95 (inception) through 9/30/95.
***The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 40%                 OBJECTIVE:   High total return with
(can range from 10-60%)                 reduced risk over the
                                        long-term.
Bonds 40%
(can range from 20-60%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 20%              instruments, both in the
(can range from 0-70%)                  United States and abroad, which are
                                        allocated in a mix that varies based on
                                        the current outlook for the different
                                        markets.  (May purchase securities
                                        subject to repurchase agreements.  May
                                        invest in certain options, futures and
                                        other hedging techniques.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Asset Strategy Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY may from time to time be an important element in our success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (MARCH, JUNE, SEPTEMBER, DECEMBER)

PERFORMANCE SUMMARY

          PER SHARE DATA
For the Period Ended September 30, 1995
---------------------------------------
DIVIDENDS PAID                  $0.05
                                =====
NET ASSET VALUE ON
   9/30/95                      $5.42
   3/9/95                        5.00
                                -----
CHANGE PER SHARE                $0.42
                                =====

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                              Aggregate Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                      -----------    ------------
For the Period from 3-9-95*
 through 9-30-95                                 3.13%          9.42%

   *Initial public offering of the Fund.
  **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase.
 ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1995, the Fund had net assets totaling $22,250,963 invested in a diversified portfolio of:

   33.15%   Common Stocks
   29.71%   United States Government Securities
   26.07%   Cash and Cash Equivalents
   10.60%   Corporate Debt Securities
    0.47%   Preferred Stock

As a shareholder in United Asset Strategy Fund, Inc., for every $100 you had invested on September 30, 1995, your Fund owned:

 $29.71  United States Government Securities
  26.07  Cash and Cash Equivalents
  13.40  Consumer Stocks
  10.60  Corporate Debt Security
   8.87  Technological Stocks
   6.62  Basic Industries Stocks
   2.99  Financial Stocks
   1.27  Energy and Energy-Related Stocks
   0.47  Preferred Stock

-----------------------------------------------------------------
These STOCK CATEGORIES are provided as a reference only. Not all categories or subcategories will be represented in a portfolio at all times. Refer to the following pages for a more detailed portfolio listing.

BASIC INDUSTRIES
  Airlines
  Automotive
  Building
  Chemicals Major
  Electrical Equipment
  Engineering and Construction
  Machinery
  Manufacturers
  Metals and Mining
  Multi-Industry
  Paper
  Precious Metals
  Railroad Equipment
  Railroads
  Shipping
  Steel
  Tire and Rubber
  Trucking

CONSUMER
  Beverages
  Consumer Electronics and Appliances
  Food and Related
  Hospital Management
  Household Products
  Leisure Time
  Packaging and Containers
  Publishing and Advertising
  Retailing
  Services, Consumer and Business
  Textiles and Apparel
  Tobacco

ENERGY AND ENERGY-RELATED
  Canadian Oil
  Coal
  Domestic Oil
  International Oil
  Oil Services
  Propane

FINANCIAL
  Banks and Savings and Loans
  Financial
  Insurance

PUBLIC UTILITIES
  Electric
  Gas
  Pipelines

TECHNOLOGICAL
  Aerospace
  Biotechnology and Medical Services
  Chemicals Specialty and Miscellaneous Technology
  Computers and Office Equipment
  Drugs and Hospital Supply
  Electronics
  Telecommunications

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS
Automotive - 1.19%
 Ford Motor Company  .....................     8,500    $   264,563

Banks and Savings and Loans - 2.99%
 Compass Bancshares, Inc.  ...............    12,000        372,000
 CoreStates Financial Corp.  .............     8,000        293,000
   Total .................................                  665,000

Beverages - 0.47%
 Buenos Aires Embotelladora S.A., ADR  ...     4,500        104,625

Biotechnology and Medical Services - 0.76%
 Genentech, Inc.*  .......................     3,500        170,187

Chemicals Specialty and Miscellaneous Technology - 2.72%
 Crompton & Knowles Corporation  .........    15,000        223,125
 Geon Company (The)  .....................    15,000        382,500
   Total .................................                  605,625

Consumer Electronics and Appliances - 2.60%
 Corning Incorporated  ...................     5,000        143,125
 Samsung Electronics Co., Ltd., GDR, (A)*      6,000        430,500
 Samsung Electronics Co., Ltd., GDR,
   New (A)* ..............................        62          4,325
   Total .................................                  577,950

Domestic Oil - 1.27%
 Enron Oil & Gas Company  ................    13,000        282,750

Electronics - 5.39%
 Burr-Brown Corporation*  ................    32,000      1,200,000

Engineering and Construction - 1.71%
 Empresas ICA Sociedad Controladora,
   S.A. de C.V., ADS .....................    33,000        379,500

Hospital Management - 6.06%
 American Oncology Resources, Inc.*  .....     5,500        234,437
 LTC Properties, Inc.  ...................    30,000        435,000
 PacifiCare Health Systems, Inc.*  .......     6,400        434,400
 United HealthCare Corporation  ..........     5,000        244,375
   Total .................................                1,348,212

Machinery - 0.87%
 Keystone International, Inc.  ...........     9,000        193,500

Paper - 1.01%
 James River Corporation of Virginia  ....     7,000        224,000

Railroads - 1.84%
 Kansas City Southern Industries, Inc.  ..     9,000        409,500


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Retailing - 2.71%
 Melville Corporation  ...................    17,500    $   603,750

Services, Consumer and Business - 1.56%
 Dun & Bradstreet Corporation (The)  .....     6,000        347,250

TOTAL COMMON STOCKS - 33.15%                            $ 7,376,412
 (Cost: $6,797,486)

PREFERRED STOCK - 0.47%
Drugs and Hospital Supply
 United States Surgical Corporation,
   Class A, Convertible ..................     3,500    $   105,000
 (Cost: $84,745)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Electronics - 3.67%
 VLSI Technology, Inc.,
   8.25%, 10-1-2005 ......................    $  800        816,000

Leisure Time - 6.70%
 Time Warner Incorporated,
   8.75%, 1-10-2015 ......................       500        522,500
 Viacom International, Inc.,
   9.125%, 8-15-99 .......................       925        968,938
   Total .................................                1,491,438

Multi-Industry - 0.23%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................        50         51,000

TOTAL CORPORATE DEBT SECURITIES - 10.60%                $ 2,358,438
 (Cost: $2,340,576)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.875%, 2-28-97 .......................       270        273,839
   6.125%, 5-31-97 .......................     2,000      2,007,820
   7.25%, 2-15-98 ........................       270        277,930
   7.125%, 2-29-2000 .....................       270        281,305
   7.5%, 2-15-2005 .......................       270        294,090
   9.125%, 5-15-2018 .....................     2,700      3,474,549

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 29.71%....................              $ 6,609,533
 (Cost: $6,437,727)


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Banks and Savings and Loans - 1.59%
 U.S. Bancorp,
   Master Note ...........................    $  353  $   353,000

Financial - 8.07%
 BHP Finance (U.S.A.) Inc.,
   5.75%, 10-4-95 ........................       800      799,616
 GTE Finance Corp.,
   5.83%, 10-23-95 .......................     1,000      996,437
   Total .................................              1,796,053

Food and Related - 2.49%
 Sara Lee Corporation,
   Master Note ...........................       555      555,000

Public Utilities - Electric - 4.47%
 Dominion Resources Inc.,
   5.83%, 10-31-95 .......................     1,000      995,142

Services, Consumer and Business - 4.16%
 Hertz Corp.,
   5.73%, 10-2-95 ........................       925      924,853

Telecommunications - 3.36%
 NYNEX Corp.,
   5.81%, 10-23-95 .......................       750      747,337

TOTAL SHORT-TERM SECURITIES - 24.14%                  $ 5,371,385
 (Cost: $5,371,385)

TOTAL INVESTMENT SECURITIES - 98.07%                  $21,820,768
 (Cost: $21,031,919)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 1.93%                                      430,195

NET ASSETS - 100.00%                                  $22,250,963


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1995


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

(A)  As of September 30, 1995, the following restricted securities were owned:

                   Acquisition                          Market
     Security         Date        Shares    Cost        Value
     --------      -----------    ------    ------     -------
     Samsung Electronics Co.,
       Ltd., GDR       4/27/95     1,000  $ 47,350    $ 71,750
                       7/06/95     4,000   219,000     287,000
                       8/21/95     1,000    58,500      71,750
     Samsung Electronics Co.,
       Ltd., GDR, New  8/17/95        62     3,629       4,325
                                          --------    --------
                                          $328,479    $434,825
                                          ========    ========
     The total market value of restricted securities represents approximately 1.95% of the total net assets at September 30, 1995.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................    $21,820,768
 Cash   ............................................          6,702
 Receivables:
   Fund shares sold ................................        298,882
   Dividends and interest ..........................        196,054
 Unamortized organization expenses (Note 2)  .......         44,577
 Prepaid insurance premium  ........................            264
                                                        -----------
    Total assets  ..................................     22,367,247
                                                        -----------
Liabilities
 Payable for Fund shares redeemed  .................         53,524
 Organization expenses payable  ....................         44,577
 Accrued service fee  ..............................          4,770
 Accrued transfer agency and dividend
   disbursing ......................................          4,728
 Accrued accounting services fee  ..................            833
 Other liabilities  ................................          7,852
                                                        -----------
    Total liabilities  .............................        116,284
                                                        -----------
      Total net assets .............................    $22,250,963
                                                        ===========

Net Assets
 $0.01 par value capital stock, authorized --
   1,000,000,000; shares outstanding -- 4,108,443
   Capital stock ...................................    $    41,085
   Additional paid-in capital ......................     21,327,571
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................         67,250
   Accumulated undistributed net realized gain on
    investment transactions   ......................         26,208
   Net unrealized appreciation in value of
    investments at end of period ...................        788,849
                                                        -----------
    Net assets applicable to outstanding
     units of capital  .............................    $22,250,963
                                                        ===========
Net asset value per share (net assets divided
 by shares outstanding)  ...........................          $5.42
Sales load (offering price x 5.75%).................            .33
                                                              -----
Offering price per share (net asset value
 divided by 94.25%) ................................          $5.75
                                                              =====

                   See notes to financial statements.

 On sales of $100,000 or more the sales load is reduced as set forth in the prospectus.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Period Ended SEPTEMBER 30, 1995

Investment Income
 Income:
   Interest ........................................    $  279,577
   Dividends .......................................        40,745
                                                        ----------
    Total income  ..................................       320,322
                                                        ----------
 Expenses (Notes 2 and 3):
   Investment management fee .......................        41,415
   Transfer agency and dividend disbursing .........        19,463
   Service fee .....................................        10,604
   Prospectus expense ..............................         8,283
   Amortization of organization expenses ...........         4,953
   Custodian fees ..................................         3,187
   Audit fees ......................................         2,671
   Accounting services fee .........................         2,500
   Legal fees ......................................         1,147
   Other ...........................................         4,054
                                                        ----------
    Total expenses  ................................        98,277
                                                        ----------
      Net investment income ........................       222,045
                                                        ----------
Realized and Unrealized Gain on Investments
 Realized net gain on securities  ..................        26,208
 Realized net gain on foreign currency
   transactions ....................................            60
                                                        ----------
   Realized net gain on investments ................        26,268
 Unrealized appreciation in value of investments
   during the period ...............................       788,849
                                                        ----------
    Net gain on investments  .......................       815,117
                                                        ----------
      Net increase in net assets resulting
       from operations  ............................    $1,037,162
                                                        ==========


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended SEPTEMBER 30, 1995

Increase in Net Assets
 Operations:
   Net investment income ............    $   222,045
   Realized net gain on
    investments  ....................         26,268
   Unrealized appreciation...........        788,849
                                         -----------
    Net increase in net assets
      resulting from operations .....      1,037,162
                                         -----------
 Dividends to shareholders from
   net investment income* ...........       (154,855)
                                         -----------
 Capital share transactions:
   Proceeds from sale of shares
    (4,404,731 shares)  .............     22,939,173
   Proceeds from reinvestment of
    dividends (28,713 shares)  ......        154,520
   Payments for shares redeemed
    (345,001 shares)  ...............     (1,825,037)
                                         -----------
    Net increase in net assets
      resulting from capital
      share transactions ............     21,268,656
                                         -----------
      Total increase ................     22,150,963
Net Assets
 Beginning of period  ...............        100,000
                                         -----------
 End of period, including undistributed
   net investment income of $67,250 .    $22,250,963
                                         ===========


                    *See "Financial Highlights" on page 13.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                            For the
                             period
                               from
                           March 9,
                               1995
                            through
                           September
                            30, 1995*
                            -------
Net asset value,
 beginning of period          $5.00
                              -----
Income from investment
 operations:
 Net investment
   income ..........           0.07
 Net realized and
   unrealized gain
   on investments...           0.40
                              -----
Total from investment
 operations ........           0.47
Less dividends from
 net investment
 income ............          (0.05)
                              -----
Net asset value,
 end of period .....          $5.42
                              =====
Total return** .....           9.42%
Net assets, end of
 period (000
 omitted)  .........        $22,251
Ratio of expenses
 to average net
 assets ............           1.64%
Ratio of net investment
 income to average net
 assets ............           3.71%
Portfolio
 turnover rate .....          16.60%

 *The Fund's inception date is August 25, 1994; however, since the Fund did not have investment activity or incur expenses prior to the date of public offering, the per share information is for a capital share outstanding for the period from March 9, 1995 (initial public offering) through September 30, 1995. Ratios and the portfolio turnover rate have been annualized.
**Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the In-vestment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale re-ported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering.)

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the
initial public offering.   In the event that all or a part of W&R's initial
investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $714,944, out of which W&R paid sales commissions of $410,319 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid no Directors' fees.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than[ U.S. Government and short-term securities, aggregated $9,808,818 while proceeds from maturities and sales aggregated $611,254. Purchases of short-term securities aggregated $53,977,101 while proceeds from maturities and sales aggregated $48,733,762. Purchases of U.S. Government securities aggregated $6,442,207. There were no sales of U.S. Government securities .

     For Federal income tax purposes, cost of investments owned at September 30, 1995 was $21,031,919, resulting in net unrealized appreciation of $788,849, of which $839,675 related to appreciated securities and $50,826 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $26,208 during its fiscal year ended September 30, 1995, which will be distributed to the Fund's shareholders.

NOTE 6 -- Commencement of Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     The Fund commenced multiclass operations on September 28, 1995. The following class specific information is presented in footnote format in lieu of presentation in the principal financial statements due to the small amount of Class Y share transactions during the reporting period:

                            Class A       Class Y         Total
                        ------------    ----------  ------------
  Value issued from sale
   of shares..........   $22,935,757        $3,416   $22,939,173
  Value issued from
   reinvestment of
   dividends .........       154,505            15       154,520
  Value redeemed .....    (1,825,037)          ---    (1,825,037)
                         -----------    ----------   -----------
  Increase in
   outstanding capital   $21,265,225        $3,431   $21,268,656
                       =============  ============ =============

  Shares outstanding .     4,107,814           629     4,108,443
  Net asset value per share    $5.42         $5.42

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Asset Strategy Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period March 9, 1995 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

INCOME TAX INFORMATION

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                       PER-SHARE AMOUNTS REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----  ---------------------------------------------------
06-16-95 $0.020   $0.0200   $0.0000   $0.0036   $0.0164   $0.0000
09-15-95  0.030    0.0300    0.0000    0.0054    0.0246    0.0000
        -------   -------   -------   -------   -------   -------
Total    $0.050   $0.0500   $0.0000   $0.0090   $0.0410   $0.0000
        =======   =======   =======   =======   =======   =======


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama



OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
James D. Wineland, Vice President






This report is submitted for the general information of the shareholders of United Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Asset Strategy Fund, Inc. current prospectus.


To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.






















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(9-95)

printed on recycled paper